Putnam
Ohio
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The dramatic twists and turns of the economy and the bond market during the first half of Putnam Ohio Tax Exempt Income Fund's fiscal year provided plenty of challenges for Fund Manager Susan McCormack and the credit team that supports her.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp decline in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that in the face of these dramatic turns, Ohio's municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Susan discusses in detail the environment in which the team worked during the first half of the fiscal year and reviews the strategy they used within that framework, both before and after the attacks. As the year progresses, she is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Susan A. McCormack

Putnam Ohio Tax Exempt Income Fund reached its midyear mark on November 30, 2001 as the economic fallout from the terrorist attacks on September 11th continued to be played out in the financial markets. All fixed-income securities, including bonds in the municipal sector, were affected by the response of the U.S. government, the Federal Reserve Board, and investors. The investment decisions we made during these difficult months, in addition to the tactics we employed prior to September 11th, helped your fund post positive results at net asset value for the six-month period.

Total return for 6 months ended 11/30/01

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   3.57%   -1.38%   3.23%   -1.77%   3.41%    0.10%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* SUMMER BACKDROP REFLECTED CONTINUATION OF EARLIER TRENDS

In June, your fund began fiscal 2002 against a backdrop of considerable stock market volatility, declining interest rates, economic uncertainty, narrowing credit spreads, and sustained investor interest in municipal bonds, particularly higher-yielding issues. Many of the fund's holdings in the high-yield arena are health care-related issues, which performed well as the health care sector continued to enjoy its long-awaited rebound. Improved relations with HMOs, favorable demographics, cost-cutting initiatives and investors' appetite for yield helped holdings such as Miami County Hospital Facility Revenue Bonds (Upper Valley Medical Center), and Marion County Health Care Facility Revenue Bonds (United Church Homes) contribute to your fund's returns.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education                     20.6%

Health care/
hospitals                     17.4%

Water and
sewer                          9.7%

Transportation                 9.2%

Utilities                      5.5%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.


Another higher-yielding issue worth noting is the Ohio State Water Development Authority Solid Waste Disposal Revenue Bonds issued for the Bay Shore Power Company. Unrated by industry rating agencies, though rated by Putnam's experienced credit analysts as a BB-rated bond, the Bay Shore Power Company has performed above expectations. The plant was built to burn a byproduct of the oil refining process that is used by British Petroleum's refinery located in Oregon, Ohio. When we initially purchased the bond many months ago, the plant was employing an untested technology -- hence the bond carried a higher level of risk, was non-rated, and offered a higher yield. Since then, the bond has proven its potential. In addition, the Bay Shore Power Company is currently in the process of being acquired by NRG Energy, which has a higher credit rating.

After this discussion of some of the fund's higher-yielding bonds we believe it is important to point out that the largest percentage of your fund's assets remain invested in bonds of the highest quality, as shown in the Credit Quality Overview table on page 3.

* PLUNGE IN SHORT-TERM RATES BENEFITS FUND'S INVERSE FLOATING RATE HOLDINGS

In the mid 1990s, there was considerable negative publicity about derivatives -- considered at that time to be an esoteric security class. (A derivative is a financial contract whose value is based on the performance of an underlying investment.) We at Putnam, however, have always known that when employed judiciously by experienced professionals, derivatives can help protect a portfolio against economic and market uncertainties as well as bolster performance potential. Throughout the semiannual period, several of the Ohio fund's derivatives did just that.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 47.6%

Aa/AA -- 15.1%

A -- 7.9%

Baa/BBB -- 22.3%

Ba/BB -- 5.5%

VMIG1 -- 1.2%

Other -- 0.4%

Footnote reads:
*As a percentage of market value as of 11/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


" . . . bonds are likely to stay in favor with investors, particularly in these turbulent times. . . You can benefit nicely from high-quality munis, especially in this market."

-- "Hit a home run with bonds," Medical Economics, November 5, 2001


Inverse floating rate securities were among the holdings most beneficial to fund performance. The effective coupon rate on inverse floaters, as they are typically called, responds in an opposite manner to movements in short-term interest rates. Thus, as the Fed aggressively lowered short-term interest rates to ward off an economic recession prior to and after the tragic events of September 11th, the income stream of your fund's inverse floating rate holdings increased.

* AS YIELD CURVE STEEPENED, SEVERAL MORE TACTICS PROVED SUCCESSFUL

Your fund began fiscal 2002 with economic growth slowing, corporate profitability shrinking, and capital spending diminishing to such levels that at least a mild economic recession seemed likely. Historically, midsummer is a slow time for trades in the municipal bond market. With investment conditions relatively unchanged, your fund's yield curve and maturity structure -- as well as its positions in general obligation bonds, education, healthcare, and water, sewer and gas -- remained similar to what we reported to you in May.

During the summer, our yield curve strategy involved holding bonds that were "laddered" across the maturity spectrum. When the yield curve became exceedingly steep, we began to cluster, or "barbell," the fund's holdings at both the short and long ends of the maturity spectrum. We sold bonds in the intermediate part of the curve, 10-15 year bonds, and purchased issues with 20- to 30-year maturities as well as those in the 5-year range. For example, we sold Commonwealth of Puerto Rico Public Building Authority Facility Revenue Bonds, which were insured and had a coupon of 6.25% maturing in 2012. We then, in turn, purchased bonds such as those for Anthony Wayne Local School District, which is an insured, AAA-rated security with a coupon of 5.5%, maturing in 2019.

This tactic proved both timely and worthwhile. After terror struck in September, investors anticipated that a full-blown recession would be inevitable and that the Fed would become increasingly aggressive in cutting interest rates to help bolster the economy. Consequently, the yield curve steepened even further than it did during the summer, reaching its most extreme slope for the year in early October.

As we progressed into October and November, several economic indicators suggested that concerns about a prolonged recession may have been a bit overblown. There was speculation in the market that the Fed was nearing the end of its easing cycle. Yields began to rise and the yield curve flattened. Municipal and Treasury securities in the middle part of the curve were hit the hardest in terms of price declines. Thus, our barbell positioning was effective in protecting the fund against the brunt of the declines. As of this writing, we expect the yield curve to steepen again as the market responds to the likelihood of additional rate cuts. Therefore, we recently have begun to unwind this barbell trade in order to return to a more laddered structure.

We also instituted a "cross-market" strategy, which involved the use of futures contracts. A futures contract is a promise to buy or sell a financial instrument at a future date based on the price agreed upon today. We purchased municipal bond futures contracts and sold 10-year Treasury note futures contracts. The flattening of the yield curve along with the announcement by the U.S. Treasury to stop issuing the 30-year bond were positive events for this strategy as 10-year Treasury notes declined further in price than municipal securities. Once this occurred, we repurchased the Treasury note futures contracts, realizing profits on the trade.

* ECONOMIC UNCERTAINTY SHOULD BENEFIT  MUNICIPAL MARKET

As we move forward, it is anyone's guess what will unfold in Afghanistan or whether or not there will be another terrorist attack on the United States. There will likely be a constant element of uncertainty in the markets, at least for the near term. While economists hold varying opinions about the economy's direction, we at Putnam are looking for the economy to begin growing again sometime in 2002. We foresee interest rates falling a bit further before that time and inflation remaining low
 -- all of which bodes well for municipal bonds and your fund in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Ohio Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and Ohio state income tax consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                      Class A         Class B        Class M
(inception dates)   (10/23/89)       (7/15/93)       (4/3/95)
                   NAV      POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months          3.57%   -1.38%   3.23%  -1.77%   3.41%   0.10%
------------------------------------------------------------------------------
1 year            8.26     3.11    7.57    2.57    7.94    4.42
------------------------------------------------------------------------------
5 years          26.90    20.91   22.83   20.88   25.00   20.88
Annual average    4.88     3.87    4.20    3.87    4.56    3.86
------------------------------------------------------------------------------
10 years         79.72    71.23   67.73   67.73   73.98   68.42
Annual average    6.04     5.53    5.31    5.31    5.69    5.35
------------------------------------------------------------------------------
Annual average
(life of fund)    6.39     5.97    5.63    5.63    6.01    5.73
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/01

                           Lehman Municipal          Consumer
                              Bond Index            price index
------------------------------------------------------------------------------
6 months                        3.84%                 0.06%
------------------------------------------------------------------------------
1 year                          8.76                  1.95
------------------------------------------------------------------------------
5 years                        34.44                 11.91
Annual average                  6.10                  2.28
------------------------------------------------------------------------------
10 years                       96.06                 28.88
Annual average                  6.96                  2.57
------------------------------------------------------------------------------
Annual average
(life of fund)                  7.40                  2.91
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. The fund's performance reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/01

                       Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                  6               6               6
------------------------------------------------------------------------------
Income 1             $0.21191        $0.18260        $0.198504
------------------------------------------------------------------------------
Capital gains 1          --              --               --
------------------------------------------------------------------------------
  Total              $0.21191        $0.18260        $0.198504
------------------------------------------------------------------------------
Share value:        NAV     POP          NAV        NAV     POP
------------------------------------------------------------------------------
5/31/01            $8.77   $9.21        $8.76      $8.77   $9.06
------------------------------------------------------------------------------
11/30/01            8.87    9.31         8.86       8.87    9.17
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2              4.64%   4.42%        3.98%      4.34%   4.20%
------------------------------------------------------------------------------
Taxable
equivalent 3        8.24    7.85         7.07       7.70    7.46
------------------------------------------------------------------------------
Current
30-day SEC
yield 4             4.11    3.92         3.45       3.81    3.68
------------------------------------------------------------------------------
Taxable
equivalent 3        7.30    6.96         6.12       6.76    6.53
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.67% federal and Ohio state combined tax rate based on a 39.1% maximum federal income tax rate for the year 2001. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIOD ENDED 12/31/01 (most recent calendar quarter)

                       Class A          Class B         Class M
(inception dates)     (10/23/89)       (7/15/93)        (4/3/95)
                     NAV      POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months            1.57%   -3.27%   1.27%  -3.70%   1.43%  -1.92%
------------------------------------------------------------------------------
1 year              4.57    -0.43    3.93   -1.06    4.28    0.94
------------------------------------------------------------------------------
5 years            25.80    19.82   21.95   20.01   24.08   20.08
Annual average      4.70     3.68    4.05    3.71    4.41    3.73
------------------------------------------------------------------------------
10 years           74.38    66.05   62.73   62.73   68.81   63.30
Annual average      5.72     5.20    4.99    4.99    5.38    5.03
------------------------------------------------------------------------------
Annual average
(life of fund)      6.24     5.82    5.48    5.48    5.86    5.58
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

The Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax exempt bonds. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2001 (Unaudited)

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.3%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Ohio (88.7%)
-------------------------------------------------------------------------------------------------------------------
$         1,500,000 Akron Bath Copley Joint Township Hosp.
                    District Rev. Bonds (Children's Hosp.
                    Ctr.), FSA, 5s, 11/15/31                                              Aaa          $  1,447,500
            875,000 Akron, Econ. Dev. Rev. Bonds, MBIA, 6s,
                    12/1/12                                                               Aaa               995,313
          1,385,000 Akron, G.O. Bonds, MBIA, 5 1/2s, 12/1/19                              Aaa             1,438,669
             35,000 Akron-Wilbeth, Hsg. Dev. Corp. 1st Mtge.
                    Rev. Bonds, FHA Insd., 7.9s, 8/1/03                                   A                  38,150
          1,565,000 Anthony Wayne Local School Dist. G.O.
                    Bonds (School Fac. Constr & Impt.),
                    FSA, 5 1/2s, 12/1/19                                                  AAA             1,635,425
          1,500,000 Brecksville-Broadview Heights, City
                    School Dist. G.O. Bonds, FGIC,
                    6 1/2s, 12/1/16                                                       Aaa             1,696,875
          1,395,000 Canal Winchester Local School Dist. G.O.
                    Bonds (School Fac. Construction &
                    Impt.), Ser. B, FGIC, 5 1/2s, 12/1/21                                 Aaa             1,443,825
          2,000,000 Cincinnati City School dist. G.O. Bonds
                    (School Impt.), MBIA, 5s, 12/1/08                                     Aaa             2,130,000
            430,000 Cincinnati, Student Loan Funding Corp.
                    Rev. Bonds, Ser. B, 8 7/8s, 8/1/08                                    BBB/P             432,623
          1,700,000 Cleveland, Arpt. Rev. Bonds (Continental
                    Airlines), 5.7s, 12/1/19                                              BB-             1,215,500
          1,255,000 Cleveland, G.O. Bonds, MBIA,
                    5 3/4s, 8/1/15                                                        Aaa             1,404,031
          2,500,000 Cleveland, Pkg. Fac. Impt. Rev. Bonds,
                    8s, 9/15/12                                                           BB/P            2,663,700
                    Cleveland, Urban Renewal Increment
                    Rev. Bonds (Rock & Roll Hall of Fame)
          1,900,000 6 3/4s, 3/15/18                                                       BBB-/P          1,945,125
          2,000,000 6 5/8s, 3/15/11                                                       BBB-/P          2,050,000
          7,950,000 Cleveland, Waterworks 1st Mtge. Rev.
                    Bonds, Ser. G, MBIA, 5 1/2s, 1/1/13                                   Aaa             8,695,313
         $2,000,000 Cleveland, Arpt. Syst. Rev. Bonds, Ser. A,
                    FSA, 5s, 1/1/31                                                       Aaa             1,945,000
          1,350,000 Cleveland-Cuyahoga Cnty., Port. Auth.
                    Rev. Bonds (Rock & Roll Hall of Fame),
                    5.2s, 12/1/03                                                         BBB-/P          1,360,125
          1,500,000 Cuyahoga G.O. Bonds, 5s, 12/1/18                                      Aa1             1,511,250
          4,500,000 Dayton, Fac. Rev. Bonds (Emery Air
                    Freight), Ser. A, 5 5/8s, 2/1/18                                      BB+             3,228,750
          1,000,000 Deleware Cnty., Cap. Facs. G.O. Bonds,
                    6 1/4s, 12/1/16                                                       Aa2             1,127,500
          3,500,000 Deleware Cnty., Swr. Dist. Impt. G.O.
                    Bonds, MBIA, 4 3/4s, 12/1/24                                          Aaa             3,307,500
          1,300,000 Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14                             Aa1             1,511,250
          2,170,000 Franklin Cnty., G.O. Bonds, 5 3/8s, 12/1/20                           Aaa             2,243,238
                    Franklin Cnty., Hlth. Care Fac. Rev. Bonds
          2,000,000 (OH Presbyterian Svcs.), 7 1/8s, 7/1/29                               BB+/P           2,075,000
          1,750,000 (Friendship Dublin), 5 5/8s, 11/1/22                                  BBB+/P          1,715,000
          2,000,000 Franklin Cnty., OH Dev. Rev. Bonds
                    (Amern Chem. Society), 5.8s, 10/1/14                                  A               2,090,000
          1,000,000 Franklin Cnty., Econ. Dev. Rev. Bonds
                    (Capitol South Cmnty. Urban),
                    5 3/4s, 6/1/11                                                        BBB-/P          1,002,500
                    Greene Cnty., Swr. Syst. Rev. Bonds
                    (Governmental Enterprise), AMBAC
          1,380,000 5 5/8s, 12/1/13                                                       Aaa             1,493,850
          1,305,000 5 5/8s, 12/1/12                                                       Aaa             1,425,713
          2,750,000 Hamilton Cnty., Hlth. Syst. Rev. Bonds
                    (Providence Hosp.), 6 7/8s, 7/1/15                                    AAA             2,881,364
          2,000,000 Hamilton, City School Dist. G.O. Bonds,
                    Ser. A, 5 1/2s, 12/1/24                                               AA-             2,055,000
          3,000,000 Hillard, School Dist. G.O. Bonds (School
                    Impts. Project), FGIC, 5 3/4s, 12/1/24                                Aaa             3,221,250
          1,800,000 Huran Cnty., Human Svcs. Rev. Bonds,
                    MBIA, 6.55s, 12/1/20                                                  Aaa             2,164,500
          1,805,000 Jefferson Cnty., G.O. Bonds, FSA,
                    5.7s, 12/1/13                                                         Aaa             2,019,344
          1,500,000 Kent, School Dist. G.O. Bonds, FGIC,
                    5 3/4s, 12/1/21                                                       Aaa             1,590,000
            319,824 Lake Cnty. Indl. Dev. Rev. Bonds (Madison
                    Inn Hlth. Ctr.), FHA Insd., 12s, 5/1/14                               A-/P              324,116
          1,000,000 Lakota, Local School Dist. Rev. Bonds,
                    AMBAC, 7s, 12/1/10                                                    Aaa             1,200,000
          1,000,000 Lakota, School Dist. G.O. Bonds
                    (Refunding & Impt.), FGIC,
                    5 1/2s, 12/1/17                                                       Aaa             1,086,250
                    Lorain Cnty., Fac. Rev. Bonds (Laurel Lake)
          1,500,000 7.3s, 12/15/14                                                        BB-/P           1,522,500
          1,750,000 7 1/8s, 12/15/18                                                      BB-/P           1,758,750
          5,325,000 Lorain Cnty., Hosp. Rev. Bonds (EMH Regl.
                    Med. Ctr.), AMBAC, 7 3/4s, 11/1/13                                    Aaa             6,236,906
            750,000 Lorain Cnty., Rev. Bonds (Catholic Hlth.),
                    5 1/4s, 10/1/33                                                       AA-               725,625
          1,910,000 Lorain Cnty., Elderly Hsg. Corp. Multi-Fam.
                    Rev. Bonds (Harr Plaza & Intl.), Ser. A,
                    6 3/8s, 7/15/19                                                       A               1,967,300
          3,100,000 Lucas Cnty., Indl. Dev. Rev. Bonds
                    (Kroger Co.), 8 1/2s, 7/1/11                                          Baa3            3,171,610
                    Marion Cnty., Hlth. Care Fac. Rev. Bonds
                    (United Church Homes)
          3,260,000 6 3/8s, 11/15/10                                                      BBB-            3,231,475
          2,000,000 6.3s, 11/15/15                                                        BBB-            1,917,500
                    Mason, City School Dist. G.O. Bonds
          2,500,000 5.3s, 12/1/17                                                         Aa2             2,587,500
          2,000,000 (School Impt.), FGIC, 5s, 12/1/08                                     Aa2             2,120,000
          1,205,000 Massillon Rev. Bonds (Lincoln Ctr. Phase II),
                    AMBAC, 6.95s, 12/1/10                                                 Aaa             1,376,713
          2,700,000 Miami, Cnty., Hosp. Fac. Rev. Bonds
                    (Upper Valley Med. Ctr.), Ser. A,
                    6 3/8s, 5/15/26                                                       Baa1            2,743,875
                    Montgomery Cnty., Hlth. Syst. Rev. Bonds,
                    Ser. B-1
          1,720,000 8.1s, 7/1/18, Prerefunded                                             Aaa             2,076,900
            280,000 8.1s, 7/1/18                                                          Baa2              324,100
                    Montgomery Cnty., Hosp. Rev. Bonds
          1,500,000 (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,586,250
            580,000 (Grandview Hosp. & Med Ctr.),
                    5.6s, 12/1/11                                                         BBB+              638,000
          3,000,000 North Olmsted, G.O. Bonds, AMBAC,
                    6.2s, 12/1/11                                                         Aaa             3,457,500
            835,000 Northwestern, School Dist. Rev. Bonds
                    (Wayne & Ashland Cntys. School Impt.),
                    FGIC, 7.2s, 12/1/10                                                   Aaa             1,013,481
          1,950,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB,
                    Ser. G-2, GNMA Coll., 12.475s, 3/2/23                                 Aaa             2,225,438
             15,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
                    Bonds, Ser. 85-A, FGIC, zero %, 1/15/15                               Aaa                 4,106
          3,000,000 OH Hsg. Finl. Agcy. Mtge. Rev. Bonds, IFB,
                    Ser. 25, GNMA Coll., 10.12s, 3/1/29
                    (acquired 9/24/97, cost $3,351,900) (RES)                             AAA/P           3,210,000
          1,500,000 OH Hsg. Finl. Agcy. Rev. Bonds (Residential
                    Dev.), Ser. A, GNMA Coll., 4.6s, 9/1/28                               Aaa             1,509,375
            510,000 OH State Econ. Dev. Rev. Bonds
                    (Superior Forge & Steel Corp.), Ser. 3,
                    7 5/8s, 6/1/11                                                        A-                521,980
          1,000,000 OH State Env. Impt. Rev. Bonds
                    (USX Corp.), 5 5/8s, 5/1/29                                           Baa1              973,750
                    OH State Higher Ed. Fac. Rev. Bonds
          4,500,000 (Case Western Reserve U.),
                    6 1/4s, 10/1/18                                                       AA              5,270,625
          1,000,000 (Case Western Reserve U.), 6s, 10/1/14                                AA              1,155,000
          2,270,000 (Denison U.) 5 1/8s, 11/1/21                                          AA              2,267,163
          2,000,000 (Oberlin College), 5s, 10/1/29                                        AA              1,942,500
          3,000,000 (Northern U.), 4 3/4s, 5/1/19                                         A2              2,872,500
          3,350,000 OH State Poll. Control Rev. Bonds
                    (Standard Oil Co.), 6 3/4s, 12/1/15                                   AA+             4,099,563
                    OH State Air Quality Dev. Auth. Rev.
                    Bonds (Poll. Control)
          5,000,000 Ser. B, 6s, 8/1/20                                                    Baa2            5,087,500
          2,500,000 Ser. A, 5.95s, 5/15/29                                                Baa1            2,528,125
          1,800,000 OH State Indl. Dev. Auth. Rev. Bonds
                    (Kroger Co.), 8.65s, 6/1/11                                           Baa3            1,866,636
                    OH State Wtr. Dev. Auth. Solid Waste
                    Disp. Rev. Bonds
          5,700,000 (North Star Broken Hill Steel),
                    6.45s, 9/1/20                                                         A               5,956,500
          2,500,000 (Bay Shore Power Co.), Ser. A,
                    5 7/8s, 9/1/20                                                        BB-/P           2,303,125
          1,500,000 OH. G.O. Bonds (Infrastructure Impt.),
                    Ser. A, 5 1/2s, 8/1/13                                                AA+             1,650,000
            300,000 River Valley Local School Dist. G.O. Bonds
                    (School Fac. Construction & Impt.),
                    FSA, 5 1/4s, 11/1/23                                                  Aaa               308,625
                    Sandusky Cnty., Hosp. Fac., Rev. Bonds
                    (Memorial Hosp.)
            830,000 5.15s, 1/1/10                                                         BBB-              794,725
            500,000 5.15s, 1/1/08                                                         BBB-              476,250
            685,000 5.05s, 1/1/07                                                         BBB-              655,031
          2,260,000 Springboro Cmnty., City School Dist. G.O.
                    Bonds, AMBAC, 6s, 12/1/11                                             Aaa             2,567,925
                    Stark Cnty., School Dist. G.O. Bonds, FGIC
          1,000,000 5 3/4s, 12/1/21                                                       Aaa             1,073,750
          1,100,000 5.65s, 12/1/16                                                        Aaa             1,175,625
          1,250,000 Tobacco Settlement Fin. Corp. Rev. Bonds,
                    5s, 5/15/21                                                           A3              1,221,875
          3,500,000 Toledo-Lucas Cnty., Ohio Port Auth.
                    Rev. Bonds (Transn, Inc. Project),
                    6.45s, 12/15/21                                                       Baa2            3,836,875
          2,925,000 Toledo Swr. Syst. Mtge. Rev. Bonds,
                    AMBAC, 6.2s, 11/15/12 (SEG)                                           Aaa             3,374,719
          1,175,000 Toledo Waterworks Mtge. Rev. Bonds,
                    AMBAC, 6.2s, 11/15/12                                                 Aaa             1,355,656
          1,500,000 Toledo, G.O. Bonds (Macys), Ser. A, MBIA,
                    6.35s, 12/1/25                                                        Aaa             1,650,000
          1,100,000 Tuscarawas Cnty., Hosp. Fac. Rev. Bonds
                    (Union Hosp.), Ser. A, 6 1/2s, 10/1/21                                Baa1            1,109,625
          1,000,000 Twin Valley, Cmnty. Local School Dist.
                    Rev. Bonds, FGIC, 7.05s, 12/1/11                                      Aaa             1,216,250
          1,000,000 U. of Cincinnati COP (Jefferson Ave.
                    Residence Hall), MBIA, 5 1/8s, 6/1/28                                 Aaa               996,250
          2,000,000 U. of Cincinnati Rev. Bonds, Ser. A, FGIC,
                    5s, 6/1/31                                                            Aaa             1,950,000
            750,000 Washington Cnty., Hlth. Care Fac. Rev.
                    Bonds (Glenwood Retirement Cmnty.),
                    6.35s, 10/1/27                                                        B+/P              682,500
                    Westerville, City School Dist. Rev. Bonds
                    (School Impt.)
          1,610,000 6 1/4s, 12/1/09                                                       AA-             1,843,450
          1,590,000 6 1/4s, 12/1/08                                                       AA-             1,808,625
          3,000,000 Woodridge, School Dist. Rev. Bonds,
                    AMBAC, 6.8s, 12/1/14                                                  Aaa             3,656,250
                    Zanesville, Hsg. Dev. Corp. Mtge.
                    Rev. Bonds, FHA Insd.
            220,000 7 3/8s, 10/1/21                                                       AAA               279,675
            205,000 7 3/8s, 10/1/20                                                       AAA               259,838
            185,000 7 3/8s, 10/1/19                                                       AAA               232,406
            180,000 7 3/8s, 10/1/18                                                       AAA               226,350
            160,000 7 3/8s, 10/1/17                                                       AAA               200,400
            155,000 7 3/8s, 10/1/16                                                       AAA               194,525
                                                                                                      -------------
                                                                                                        188,857,620

Puerto Rico (9.6%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN,
                    MBIA, 2.75s, 12/1/15                                                  VMIG1           2,500,000
                    Cmnwlth. of PR, Hwy. & Trans. Auth.
                    Rev. Bonds
          1,000,000 Ser. Z, MBIA, 6 1/4s, 7/1/15                                          Aaa             1,181,250
          4,000,000 Ser. W, MBIA, 5 1/2s, 7/1/15                                          Aaa             4,425,000
          3,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. G.O.
                    Bonds, Ser. A, FSA, 5 7/8s, 8/1/14                                    AAA             3,348,750
          2,500,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev.
                    Bonds, Ser. A, FSA, 6s, 7/1/11                                        AAA             2,884,375
          1,100,000 Cmnwlth. of PR, Pub. Bldg. Auth. Fac. Rev.
                    Bonds, Ser. A, AMBAC, 6 1/4s, 7/1/15                                  Aaa             1,299,375
          1,400,000 Cmnwlth. of PR., Tel. Auth. IFB, MBIA,
                    9.247s, 1/16/15                                                       AAA             1,538,726
          2,000,000 Cmnwlth. of PR, G.O. Bonds, FSA,
                    5 1/2s, 7/1/18                                                        Aaa             2,182,500
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control
                    Fac. Rev. Bonds (Cogen Facs.-AES
                    PR Project), 6 5/8s, 6/1/26                                           Baa2            1,083,750
                                                                                                      -------------
                                                                                                         20,443,726
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $200,668,989) (b)                                         $ 209,301,346
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $212,866,725.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $200,668,989, resulting in gross unrealized appreciation and depreciation of $11,278,675 and $2,646,318, respectively, or net unrealized appreciation of $8,632,357.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2001 was $3,210,000 or 1.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2001.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2001.

      The fund had the following industry group concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

             Education                   20.6%
             Health care/hospitals       17.4

      The fund had the following insurance concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

             MBIA                        15.2%
             AMBAC                       12.9

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2001
                                 Aggregate Face  Expiration    Unrealized
                  Total Value         Value        Date       Depreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)             $2,433,557      $2,452,730     Dec-01        $(19,173)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $200,668,989) (Note 1)                                        $209,301,346
-------------------------------------------------------------------------------------------
Cash                                                                                735,193
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,977,023
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              542,622
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,094,251
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              3,594
-------------------------------------------------------------------------------------------
Total assets                                                                    215,654,029

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               473,712
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,640,798
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          219,439
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        266,016
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           54,971
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        15,775
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,412
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               90,477
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               24,704
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,787,304
-------------------------------------------------------------------------------------------
Net assets                                                                     $212,866,725

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $211,494,142
-------------------------------------------------------------------------------------------
Distribution in excess of net investment income (Note 1)                            (26,668)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (7,213,933)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        8,613,184
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $212,866,725

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($161,824,584 divided by 18,245,282 shares)                                           $8.87
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.87)*                                $9.31
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($49,722,092 divided by 5,611,780 shares)+                                            $8.86
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,320,049 divided by 148,827 shares)                                                $8.87
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.87)**                               $9.17
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2001 (Unaudited)
Tax exempt interest income:                                                      $5,823,052
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    531,341
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      104,659
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,436
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,196
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               158,356
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               222,837
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 3,725
-------------------------------------------------------------------------------------------
Other                                                                                85,314
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,115,864
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (67,340)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,048,524
-------------------------------------------------------------------------------------------
Net investment income                                                             4,774,528
-------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1)                                          (628,072)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     139,620
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               2,838,941
-------------------------------------------------------------------------------------------
Net gain on investments                                                           2,350,489
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $7,125,017
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  4,774,528     $  9,916,700
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (488,452)      (1,510,425)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              2,838,941       12,797,628
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    7,125,017       21,203,903
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (3,752,839)      (7,601,408)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,073,024)      (2,225,323)
--------------------------------------------------------------------------------------------------
   Class M                                                                (33,250)         (78,460)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            3,175,838       (3,357,399)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                            5,441,742        7,941,313

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   207,424,983      199,483,670
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and undistributed net investment
income of $26,668 and $57,917, respectively)                         $212,866,725     $207,424,983
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.77        $8.29        $8.99        $9.26        $8.99        $8.76
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .44          .45(c)       .46(c)       .47          .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .10          .47         (.70)        (.19)         .27          .23
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .31          .91         (.25)         .27          .74          .69
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.43)        (.45)        (.47)        (.47)        (.46)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.07)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.43)        (.45)        (.54)        (.47)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.77        $8.29        $8.99        $9.26        $8.99
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.57*       11.22        (2.72)        2.93         8.35         8.05
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $161,825     $153,806     $149,434     $186,170     $186,130     $185,030
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .45*         .88          .87(c)       .91(c)       .98          .98
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.34*        5.03         5.24(c)      4.96(c)      5.06         5.22
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  7.53*       11.88        10.84         7.80        31.07        33.92
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000 reflect a reduction of less than $0.01 per share. Expenses for the period ended May 31, 1999 reflect a reduction of $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                          Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.76        $8.28        $8.98        $9.25        $8.98        $8.75
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .38          .39(c)       .40(c)       .41          .41
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .10          .48         (.69)        (.20)         .27          .22
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .28          .86         (.30)         .20          .68          .63
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.38)        (.40)        (.40)        (.41)        (.40)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.07)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.38)        (.40)        (.47)        (.41)        (.40)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.86        $8.76        $8.28        $8.98        $9.25        $8.98
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.23*       10.51        (3.37)        2.27         7.65         7.35
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $49,722      $51,687      $48,424      $58,763      $53,689      $47,050
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .78*        1.53         1.52(c)      1.56(c)      1.63         1.63
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.01*        4.38         4.59(c)      4.31(c)      4.40         4.56
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  7.53*       11.88        10.84         7.80        31.07        33.92
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000 reflect a reduction of less than $0.01 per share. Expenses for the period ended May 31, 1999 reflect a reduction of $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.77        $8.29        $8.99        $9.26        $9.00        $8.76
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .41          .42(c)       .43(c)       .43          .44
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .11          .48         (.69)        (.19)         .27          .23
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .30          .89         (.27)         .24          .70          .67
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.41)        (.43)        (.44)        (.44)        (.43)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.07)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.41)        (.43)        (.51)        (.44)        (.43)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.77        $8.29        $8.99        $9.26        $9.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.41*       10.88        (3.02)        2.62         7.90         7.85
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,320       $1,932       $1,626       $1,998       $2,212         $911
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .60*        1.18         1.17(c)      1.21(c)      1.28         1.28
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.20*        4.73         4.94(c)      4.67(c)      4.76         4.87
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  7.53*       11.88        10.84         7.80        31.07        33.92
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000 reflect a reduction of less than $0.01 per share. Expenses for the period ended May 31, 1999 reflect a reduction of $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
November 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Ohio tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $5,486,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  876,000    May 31, 2007
       358,000    May 31, 2008
     4,252,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates:
0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2001, the fund's expenses were reduced by $67,340 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $542 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $11,875 and $265 from the sale of class A and class M shares, respectively, and received $25,288 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.40% is assessed on certain redemptions of class M shares. For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received $246 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $16,013,100 and $15,365,265, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2001 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,281,408         $11,408,834
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distribution                                   280,730           2,506,464
---------------------------------------------------------------------------
                                             1,562,138          13,915,298

Shares
repurchased                                   (850,314)         (7,569,861)
---------------------------------------------------------------------------
Net increase                                   711,824         $ 6,345,437
---------------------------------------------------------------------------

                                                    Year ended May 31 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,432,516        $ 12,515,286
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distribution                                   578,506           5,008,273
---------------------------------------------------------------------------
                                             2,011,022          17,523,559

Shares
repurchased                                 (2,495,509)        (21,544,665)
---------------------------------------------------------------------------
Net decrease                                  (484,487)       $ (4,021,106)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    579,124         $ 5,150,777
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   73,544             655,891
---------------------------------------------------------------------------
                                               652,668           5,806,668

Shares
repurchased                                   (939,355)         (8,347,196)
---------------------------------------------------------------------------
Net decrease                                  (286,687)        $(2,540,528)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    792,375         $ 6,851,506
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  159,086           1,375,876
---------------------------------------------------------------------------
                                               951,461           8,227,382

Shares
repurchased                                   (898,376)         (7,787,048)
---------------------------------------------------------------------------
Net increase                                    53,085         $   440,334
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     12,128           $ 108,302
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,881              25,697
---------------------------------------------------------------------------
                                                15,009             133,999

Shares
repurchased                                    (86,434)           (763,070)
---------------------------------------------------------------------------
Net decrease                                   (71,425)          $(629,071)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     64,033           $ 565,263
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,193              62,253
---------------------------------------------------------------------------
                                                71,226             627,516

Shares
repurchased                                    (47,090)           (404,143)
---------------------------------------------------------------------------
Net increase                                    24,136           $ 223,373
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA053-76287  848/240/130  1/02